BROWN ADVISORY FUNDS

Brown Advisory Intermediate Income Fund
 (the “Fund”)

Institutional Shares (Not Available for Sale)
Investor Shares (BIAIX)
Advisor Shares (BAIAX)

Supplement dated September 18, 2019
to the Summary Prospectus and Prospectus dated October 31, 2018

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Portfolio Managers for the Fund

Effective as of September 30, 2019, Paul D. Corbin, and Jason Vlosich will serve as portfolio managers of the Fund and will each retain equal decision-making authority in the day-to-day management of the Fund’s portfolio.  Prior to that date, Mr. Corbin served as portfolio manager of the Fund and Mr. Vlosich had served as associate portfolio manager of the Fund.  Mr. Corbin’s tenure on the Fund dates to 2000, and Mr. Vlosich’s tenure dates to 2017.

Investors should retain this supplement for future reference